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                SUPPLEMENT TO THE CLASS A, B AND C PROSPECTUS AND

                       STATEMENT OF ADDITIONAL INFORMATION

                         CREDIT SUISSE HIGH INCOME FUND

THE FOLLOWING INFORMATION SUPERCEDES CERTAIN INFORMATION CONTAINED IN THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

Effective May 1, 2003, new distribution plans recently approved by shareholders of the fund will become effective.

THE "ABOUT THE DISTRIBUTOR" SECTION OF THE PROSPECTUS IS REPLACED WITH THE
FOLLOWING:

     Credit Suisse Asset Management Securities, Inc., an affiliate of CSAM, is responsible for making the fund available to you.

     The fund has adopted Distribution (12b-1) Plans for Class A, B and C shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. These plans allow the fund to pay distribution and service fees for the sale and servicing of Classes A, B and C of the fund's shares. Under the plans, the distributor is paid 0.25%, 1.00% and 1.00% of the average net assets of the fund's Class A shares, Class B shares and Class C shares, respectively, although the maximum amount payable by the fund under its 12b-1 Plan for distributing Class A shares is .50% of its average daily net assets. Since these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment. These fees may cost you more than paying other types of sales charges.

     Distribution and service fees on Class A, B and C shares are used to pay the distributor to promote the sale of shares and the servicing of accounts of the fund. The distributor also receives sales charges as compensation for its expenses in selling shares, including the payment of compensation to financial representatives.

     The expenses incurred by the distributor under the 12b-1 Plans for Class A, B and C shares include the preparation, printing and distribution of prospectuses, sales brochures and other promotional materials sent to prospective shareholders. They also include purchasing radio, television, newspaper and other advertising and compensating the distributor's employees or employees of the distributor's affiliates for their distribution assistance.

     OTHER CONTRARY INFORMATION IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION IS SUPERSEDED.

Dated: April 25, 2003                                              CSHIF-16-0403
                                                                   2003-024